Exhibit 99.1

May/June 2018 cbbank.com

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, including the pending merger of Community Bank with and into Citizens Business Bank, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; our ability to realize cost savings or synergies in connection with any acquisitions we may make; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for loan losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; the effects of , including additional legal and regulatory requirements to which we may become subject in the event our total assets exceed $10 billion; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount and availability of deposit insurance; political developments, uncertainties or instability; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access, and/or communication facilities; cyber incidents, or theft or loss of Company or customer data or money; terrorist and political uncertainty or instability activities, disease pandemics, catastrophic events, ; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases extreme weather events, electrical, environmental, computer servers, and communications or other services we use, or that affect our employees or third parties with whom we conduct business; our timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to certain of the Company’s key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications and electronic marketplaces for loans and other banking products or services); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including such as securities, bank operations, consumer or employee class action litigation), the possibility that any settlement of any of the putative class action lawsuits may not be approved by the relevant court or that significant numbers of putative class members may opt out of any settlement; regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. cbbank.com 2

CVB Financial Corp. (CVBF) ï,§ Total Assets: $8.4 Billionï,§ Gross Loans: $4.8 Billionï,§ Total Deposits (Including Repos): $7.2 Billionï,§ Total Equity: $1.1 Billion ïƒ~ Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. Source: Q1 2018 earnings release & company filings cbbank.com 3

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 33 Years 12 Years E. Allen Nicholson Executive Vice President 23 Years 2 Years Chief Financial Officer Dave F. Farnsworth Executive Vice President 33 Years 2 Years Chief Credit Officer David C. Harvey Executive Vice President 26 Years 8 Years Chief Operations Officer David A. Brager Executive Vice President    31 Years 15 Years Sales Division R. Daniel Banis Executive Vice President 34 Years 6 Years CitizensTrust Yamynn DeAngelis Executive Vice President 37 Years 31 Years Chief Risk Officer Richard Wohl Executive Vice President 30 Years 6 Years General Counsel cbbank.com 4

Board of Directors Name CVBF Experience Age Ray O’Brien—Chairman 6 Years 61 George Borba Jr.—Vice Chairman 6 Years 50 Steve Del Guercio 6 Years 56 Kristina Leslie 3 Years 53 Hal Oswalt 4 Years 70 Anna Kan 2 Years 44 Rod Guerra 1 Year 62 Chris Myers—CEO 12 Years 56 cbbank.com 5

Who is CVB Financial Corp.? cbbank.com

Largest Bank Holding Companies in CA Total Assets (MRQ) Rank Institution (3/31/18) 1 Wells Fargo & Company $1,915,388 2 First Republic Bank(1) $90,224 3 SVB Financial Group $53,501 4 East West Bancorp $37,693 5 PacWest Bancorp $24,149 6 Cathay General Bancorp $15,882 7 Hope Bancorp, Inc. $14,507 8 Pro Forma CVBF (2) $12,077 Source: SNL Financial (1) Bank only, no holding company. (2) Pro Forma total assets for the proposed merger with Community Bank. Excludes purchase accounting and other merger-related adjustments. In millions cbbank.com 7

Bank Accomplishments & Ratings ïƒ~ 164 Consecutive Quarters of Profitabilityïƒ~ 114 Consecutive Quarters of Cash Dividends ïƒ~ Ranked #1 Forbes, 2016 Best Banks in America (January 2016)ïƒ~ Ranked #2 Forbes, 2017 Best Banks in America (January 2017)ïƒ~ BauerFinancial Reportï,§ Five Star Rating (January 2018) ï¶ 35 Consecutive Quarters ïƒ~ Fitch Rating ï,§ BBB (February 2018) *As ranked among domestic banks with $5 to $50 billion in assets cbbank.com 8

Our Markets cbbank.com

Existing Locations 51 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust 10

Financial Performance cbbank.com

Total Deposits* $8,500,000 $7,500,000 $6,500,000 $5,500,000 $4,500,000 $3,500,000 $2,500,000 $1,500,000 $500,000 (000’s)Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012 2013 2014 2015 2016 2017 2018 Noninterest-Bearing Deposits Interest-Bearing Deposits* *Interest-Bearing Deposits includes REPOs cbbank.com 12

Deposit Cost Comparison 1.00% 0.90% CVBF Peers 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Q1 2018 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. cbbank.com 13

Deposits* # of Center Total Deposits Total Deposits (000’s) Locations (3/31/17) (3/31/18) Los Angeles County 18 $2,740,604 $2,442,035 Inland Empire 9 $2,092,191 $2,088,949 (Riverside & San Bernardino Counties) Central Valley 8 $1,225,790 $1,277,103 Orange County 9 $1,042,834 $1,059,385 Central Coast 5 $264,917 $276,144 San Diego 2 $40,154 $51,764 Other $710 $1,332 Total 51 $7,407,200 $7,196,712 Average Cost of Deposits (Year-to-Date) 0.11% 0.11% *Includes Customer Repurchase Agreements cbbank.com 14

Total Loans* $5,000,000 $4,800,000 $4,600,000 $4,400,000 $4,200,000 $4,000,000 $3,800,000 $3,600,000 $3,400,000 $3,200,000 $3,000,000 $2,800,000 $2,600,000 $2,400,000 $2,200,000 $2,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 (000’s) 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Loans* *Excludes deferred loan fees, discount on PCI loans, and allowance for loan losses Includes covered and non-covered loans for all periods presented cbbank.com 15

Loan Portfolio Composition Total Loans by Type Other, SFR Mortgage, Dairy, Livestock & 2.7% 5.0% Agribusiness, 5.8% Multi-Family, Commercial & 6.6% Industrial, 11.0% Construction RE, 1.7% Commercial RE- Commercial Non-Owner, RE—Owner 41.7% Occupied, 25.5% Source: Q1 2018 earnings release & company reports cbbank.com 16

Total Loans* Average # of Center Total Loans* Loans per Locations (3/31/18) Location (000’s) Los Angeles County 18 $90,406 $1,627,308 Central Valley 8 $125,688 $1,005,503 Inland Empire 9 $83,025 $747,229 (Riverside & San Bernardino Counties) Orange County 9 $67,603 $608,423 Central Coast 5 $71,158 $355,792 San Diego 2 $68,881 $137,761 Other California $104,558 Out of State $215,184 Total 51 $4,801,758 *Excludes deferred loan fees, MTM discount on PCI loans, allowance for loan losses and loans held-for-sale cbbank.com 17

Credit Quality cbbank.com

Non-Performing Assets* $200,000 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 (000’s) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Non-Performing Loans OREO *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined cbbank.com 19

Classified Loans* $800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $- (000’s) Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined cbbank.com 20

Loans: Net Charge-Offs* -$10,000 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 $10,000 2018 $20,000 $30,000 January 2013 to March 2018 = $21.8 million in Net Recoveries $40,000 $50,000 $60,000 $70,000 (000’s) Net Charge-Offs/Recoveries *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined cbbank.com 21

Profits cbbank.com

Net Income $110,000 $104,411 $100,000 $90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $34,913 $28,504 $30,000 $20,000 $10,000 $0 (000’s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1 Q1 2018 2017 Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge $13.2 million additional tax exp. due to DTA revaluation cbbank.com 23

Net Interest Margin 4.25% 4.00% 3.75% 3.50% 3.25% 3.00% 2.75% 2.50% 2.25% 2.00% 1.75% 1.50% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Normalized* *Normalized tax equivalent excludes accretion on covered loans (Purchase Credit Impaired) cbbank.com 24

Efficiency & Expenses cbbank.com

Efficiency Ratio 70.00% 65.00% 60.00% 55.00% 50.00% 43.08% 45.00% 40.00% 35.00% 30.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 2017 2018 Efficiency Ratio $13.9 million FHLB prepayment charge cbbank.com 26

Noninterest Expense as a % of Average Assets 3.00% 2.50% 2.00% 1.77% 1.50% 1.00% 0.50% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 2017 2018 Noninterest Expense as a % of Average Assets $13.9 million FHLB prepayment charge cbbank.com 27

Capital cbbank.com

Capital Ratios Adequately Well-Capitalized March 31, 2018* Capitalized Ratio Ratio Tier 1 Risk-based Capital Ratio 6.0% 8.0% 17.3% Total Risk-based Capital Ratio 8.0% 10.0% 18.4% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.9% Tier 1 Leverage Ratio 4.0% 5.0% 12.2% * CVB Financial Corp. – Consolidated cbbank.com 29

‘CVBF’ Stock Performance cbbank.com

‘CVBF’ Stock Price Performance $25.00 $23.60 $20.57 $20.00 $16.39 $16.62 $14.62 $15.00 $11.07 $11.35 $10.38 $10.00 $9.22 $6.56 $5.00 Compound Annual Growth Rate of stock price since May 2009* = 15.29% Compound Annual Growth Rate of stock price since May 2013* = 15.77% $- 5/13/09 5/18/10 5/18/11 5/16/12 5/15/13 5/22/14 5/20/15 5/19/16 5/17/17 5/22/18 cbbank.com 31

‘CVBF’ Shareholder Return $25.00 $23.60 $20.57 $20.00 $16.39 $16.62 $14.62 $15.00 $11.07 $11.35 $10.38 $10.00 $9.22 $6.56 $5.00 Annualized Shareholder Return since May 2009* = 18.64% Annualized Shareholder Return since May 2013* = 18.75% $- 5/13/09 5/18/10 5/18/11 5/16/12 5/15/13 5/22/14 5/20/15 5/19/16 5/17/17 5/22/18 *Compound Annual Growth Rate (CAGR) of stock price plus average dividend yield. cbbank.com 32

Securities & Investments cbbank.com

Securities Portfolio* - $2.7 Billion Yield on securities portfolio = 2.41% for the 1st Quarter 2018 $1.94 Billion $798.3 Million *Available For Sale *Held to Maturity CMO’s / Municipal REMIC’s, Bonds, 2.8% Municipal CMO’s / Bonds, 13.2% REMIC’s, 31.6% 27.7% Government Agency & GSEs, 19.3% MBS, MBS, 84.0% 21.4% 34 Source: Q1 2018 earnings release | Yield on securities represents the fully taxable equivalent cbbank.com

Securities Portfolio* $1.94 Billion Mark-to-Market (Pre-tax) $90,000 $70,000 $50,000 $30,000 ($28,484) $10,000 -$10,000 -$30,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 2015 2016 2017 2018 (000’s) *Available For Sale Securities Only cbbank.com 35

‘CVBF’ Assets & Liabilities 3/31/18 Assets—$8.4 Billion 3/31/18 Liabilities—$7.3 Billion Junior Securities Subordinated 32.8% Other Liabilities Debentures 0.4% 0.9% Loans, net 56.7% Fed Balance* 5.6% Total Goodwill & Other Deposits** Intangibles 98.7% 1.5% 3.4% *Includes overnight funds held at the Federal Reserve, Interest earning—due from Correspondent Banks, other short-term money market accounts or certificates of deposit **Includes Customer Repurchase Agreements cbbank.com 36

Yield on Securities vs. Yield on Loans 8.00% 7.00% 6.00% 5.46% 5.00% 4.67% 5.17% 4.00% 3.00% 2.41% 2.00% 1.00% 0.00% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Yield on Loans* Yield on Securities** * Includes Discount Accretion on PCI loans **Includes Available for Sale and Held to Maturity, TE cbbank.com 37

Our Growth Strategy cbbank.com

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. cbbank.com 39

Target Customer The best privately-held and/or family-owned businesses throughout California ï,§ Annual revenues of $1-200 millionï,§ Top 25% in their respective industryï,§ Full relationship bankingï,§ Build 20-year relationships cbbank.com 40

Three Areas of Growth De Novo Acquisitions San Diego (2014) American Security Bank (2014) Oxnard (2015) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (2017) San Diego (2017) Community Bank (Pending) Stockton (Pending) cbbank.com 41

Acquisition Strategy —Banks— ïƒ~ Target size: $200 million to $4 billion in assetsïƒ~ Financial & Strategicïƒ~ In-market and/or adjacent geographic market (California) —Banking Teams— ïƒ~ In-market & ‘new’ markets cbbank.com 42

2018 ‘Critical Few’ ïƒ~ Grow loans Through Relationship Banking Strategyïƒ~ Grow Core Depositsïƒ~ Execute on Community Bank Integrationïƒ~ Prepare for $10 Billion and Beyondïƒ~ Fraud Prevention cbbank.com 43

Five Core Values 1 2 3 4 5 Cost- Financial Superior Customer Having Effective Strength People Focus Fun Operation cbbank.com 44

Merger with Community Bank cbbank.com

Community Bank Overview

Company Overview

- Founded in 1945
- Headquartered in Pasadena, CA
- 16 office locations throughout the greater Los Angeles and Orange County areas
- Focused on small and medium sized businesses

Financial Highlights(1)

Total Assets	$3.7 billion
Gross Loans	$2.8 billion
Total Deposits	$2.8 billion
Loan / Deposit Ratio	**97.9%**
Tang. Common Equity / Tang. Assets	**9.3%**
Return on Average Assets	**0.87%**
Efficiency Ratio	**64.1%**
Net Interest Margin	**3.56%**
Nonperforming Assets / Total Assets	**0.29%**
Non-Owner Occupied CRE / TRBC Ratio(2)	**220%**

(1) Financial data as of or for the three months ended March 31, 2018.
(2) Excludes unused loan commitments.

Loan and Deposit Composition(1)

Loan Composition



1-4 Family 3%
Other 5%
C&I 21%
Construction 1%
CRE Non-Owner Occupied 32%
CRE Owner Occupied 38%

Deposit Composition



Retail Time 9%
Jumbo Time 4%
Now & Other 3%
Noninterest-bearing 43%
Money Market & Savings 41%

cbbank.com

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Transaction Summary ïƒ~ 9.4595 fixed exchange ratio and $56.00 per share in cash ïƒ~ Approximately 30.0 million CVBF shares issued to CYHT and $177.5 Consideration million in cashïƒ~ Approximately 80% stock and 20% cashïƒ~ $885.2 million aggregate transaction value(1) Pro Formaïƒ~ 78.6% CVBF Ownershipïƒ~ 21.4% CYHT ïƒ~ One CYHT director will be appointed to CVBF’s Board of Directors Board of Directors ïƒ~ Pro forma CVBF Board of Directors will consist of 9 directors ïƒ~ Customary regulatory approvals Required Approvals ïƒ~ CVBF and CYHT shareholder approvals Anticipated Timingïƒ~ 3rd quarter of 2018 (1) Based on the fixed exchange ratio, fixed cash amount and CVBF’s closing stock price of $23.60 on 2/26/2018. cbbank.com 47

Key Transaction Terms & Assumptions[1]

Cost Savings	➢ Approximately $39.8 million ➢ Approximately 50% of CYHT's noninterest expense with a 100% realization by mid 2019
Revenue Adjustments	➢ Revenue enhancements identified but not included
Loan Marks	➢ 1.40% ($39.6 million) loan credit mark ➢ 0.60% ($17.0 million) loan interest rate mark
Core Deposit Intangible	➢ 1.50% ($37.3 million) of CYHT's non-time deposits
Transaction Expenses	➢ Approximately $44 million (pre-tax)

(1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments.

cbbank.com 48

Combination of Historic Community Banks ïƒ~ Two organizations that have stood the test of timeïƒ~ Similar Cultures – Competitors become partnersïƒ~ All-Star Team of Employees – Deeper Benchïƒ~ Expanded Product Offeringïƒ~ Enhanced Asset Mixïƒ~ Enhanced Funding Mixïƒ~ Geographic Overlap – Anticipated Cost Synergies cbbank.com 49

Transaction Rationale ïƒ~ Complementary business banking models with similar core values and corporate cultures ïƒ~ Long history for each institution through multiple economic cycles ïƒ~ Combined company of approximately $12 billion in total assets pro forma ïƒ~ Efficiency and scale is expected to result in better operating leverage and offset the cost of crossing over the $10 billion threshold ïƒ~ Increase deposit market share and geographic reach in key operating markets ïƒ~ Leverage excess capital while maintaining strong regulatory capital ratios ïƒ~ Enhance CVBF’s long-term shareholder value cbbank.com 50

Multiples and Financial Impact(1) Transaction Valuation CVBF Valuation at Announcement (2)(3) at Announcement (3) Price / Tangible Book Value 2.47x 2.72x Price / LTM EPS(4) 26.1x 22.0x Price / 2018 EPS(4) — 18.6x Core Deposit Premium(5) 21.0% — 80% Stock / 20% Cash 100% Stock Equivalent(6) 2019e EPS Accretion ~ 12% ~ 7% Internal Rate of Return > 15% > 15% TBVPS Dilution ~ 11% ~ 2% TBV Earnback Period ~ 4.9 years ~ 1.6 years (1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments. (2) Utilizing the fixed exchange ratio and fixed cash amount. (3) Based on CVBF’s closing stock price of $23.37 on 2/23/2018 (4) LTM EPS excludes expenses related to the revaluation of the deferred tax asset. CVBF 2018e EPS per consensus analyst estimates. (5) Core deposits are defined as total deposits less time deposits with balances above $100,000. (6) For illustrative purposes only. cbbank.com 51

Pro Forma Profitability and Capital(1) Total Assets ROAA ROATCE TCE / TA Leverage Ratio Total Risk-Based Capital Ratio (1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments. cbbank.com 52

Asset Composition (3/31/2018) CVB Financial Corp. Community Bank Pro Forma(1) Total Assets: $8.4 billion Total Assets: $3.7 billion Total Assets: $12.1 billion Note: Financial data as of or for the three months ended March 31, 2018. (1) Excludes purchase accounting and other merger-related adjustments. cbbank.com 53

Loan Composition (3/31/2018) CVB Financial Corp. Community Bank Pro Forma(1) Gross Loans: $4.8 billion Gross Loans: $2.8 billion Gross Loans: $7.6 billion Yield on Loans: 4.67% Yield on Loans: 4.46% Note: Financial data as of or for the three months ended March 31, 2018. (1) Excludes purchase accounting and other merger-related adjustments. cbbank.com 54

Deposit Composition (3/31/2018) CVB Financial Corp. Community Bank Pro Forma(1) Total Deposits: $6.7 billion Total Deposits: $2.8 billion Total Deposits: $9.5 billion Cost of Deposits: 0.09% Cost of Deposits: 0.39% Note: Financial data as of or for the three months ended March 31, 2018. (1) Excludes purchase accounting and other merger-related adjustments. cbbank.com 55

Copy of presentation at www.cbbank.com cbbank.com